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                                                                   Page 19 of 21


                                   EXHIBIT A
                                   ---------


                           Agreement of Joint Filing
                           -------------------------

     The undersigned hereby agree that a single Schedule 13G (or any amendment thereto) relating to the Common Stock of Metawave Communications Corporation shall be filed on behalf of each of the undersigned and that this Agreement shall be filed as an exhibit to such Schedule 13G.

Dated: February 14, 2001


SEVIN ROSEN FUND IV L.P.               /s/ John V. Jaggers
                                       -------------------
By SRB ASSOCIATES IV L.P.,             Signature
Its General Partner

                                       John V. Jaggers
                                       General Partner


SRB ASSOCIATES IV L.P.                 /s/ John V. Jaggers
                                       -------------------
                                       Signature

                                       John V. Jaggers
                                       General Partner


SEVIN ROSEN FUND V L.P.                /s/ John V. Jaggers
                                       -------------------
By SRB ASSOCIATES V L.P.,              Signature
Its General Partner

                                       John V. Jaggers
                                       General Partner


SEVIN ROSEN V AFFILIATES FUND L.P.     /s/ John V. Jaggers
                                       -------------------
By SRB ASSOCIATES V L.P.,              Signature
Its General Partner

                                       John V. Jaggers
                                       General Partner


SRB ASSOCIATES V L.P.                  /s/ John V. Jaggers
                                       -------------------
                                       Signature

                                       John V. Jaggers
                                       General Partner
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                                                                   Page 20 of 21

JON W. BAYLESS                /s/ John V. Jaggers
                              -------------------
                              Signature

                              John V. Jaggers
                              Attorney-In-Fact


STEPHEN M. DOW                /s/ John V. Jaggers
                              -------------------
                              Signature

                              John V. Jaggers
                              Attorney-In-Fact


STEPHEN L. DOMENIK            /s/ John V. Jaggers
                              -------------------
                              Signature

                              John V. Jaggers
                              Attorney-In-Fact


JOHN V. JAGGERS               /s/ John V. Jaggers
                              -------------------
                              Signature


CHARLES H. PHIPPS             /s/ John V. Jaggers
                              -------------------
                              Signature

                              John V. Jaggers
                              Attorney-In-Fact


JENNIFER GILL ROBERTS         /s/ John V. Jaggers
                              -------------------
                              Signature

                              John V. Jaggers
                              Attorney-In-Fact